UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 5, 2026
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ARCUTIS BIOTHERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-39186	81-2974255
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
3027 Townsgate Road, Suite 300
Westlake Village, CA 91361
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (805) 418-5006
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ARQT	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders
On June 5, 2026, Arcutis Biotherapeutics, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 21, 2026. Only stockholders of record as of the close of business on April 8, 2026, the record date for the Annual Meeting, were entitled to vote at the Annual Meeting. As of the record date, 125,073,249 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. All matters voted on at the Annual Meeting were approved. The tabulation of the stockholder votes on each proposal brought before the Annual Meeting is as follows:
Proposal 1. The election of three Class III directors to hold office until the 2029 annual meeting of stockholders or until their respective successors are elected:

Nominee	Votes for	Votes withheld	Broker Non-Votes
Patrick J. Heron	62,830,439	30,446,098	14,868,017
Neha Krishnamohan	74,956,903	18,319,634	14,868,017
Todd Franklin Watanabe	75,771,853	17,504,684	14,868,017
Proposal 2. The ratification of the selection, by the Audit Committee of the Board of Directors, of Ernst & Young LLP, as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026:

Votes for	Votes against	Abstentions
107,867,442	15,748	261,364
Proposal 3. Approval, on a non-binding advisory basis of the compensation of the Company’s named executive officers:

Votes for	Votes against	Abstentions	Broker Non-Votes
88,728,269	3,723,408	824,860	14,868,017
Item 8.01    Other Events
As part of a regular review of the corporate governance practices of the Company and in an effort to continue to attract and retain qualified members of the Company’s Board of Directors (the “Board”), which includes compensating eligible non-employee directors appropriately for their services, the Compensation Committee of the Board recommended to the Board, and the Board approved, revisions to the Arcutis Biotherapeutics, Inc. Amended and Restated Non-Employee Director Compensation Program (the “A&R Program”), which provides annual cash and equity compensation on the terms and conditions contained therein. The A&R Program became effective as of the Annual Meeting.
The foregoing description of the A&R Program is only a summary and is qualified in its entirety by the full text of the A&R Program, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
10.1	Amended and Restated Non-Employee Director Compensation Program
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCUTIS BIOTHERAPEUTICS, INC.

Date:	June 09, 2026	By:	/s/ Latha Vairavan
Latha Vairavan Chief Financial Officer
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